UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 22, 2016

Easterly Government Properties, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36834	47-2047728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 L Street NW, Suite 650, Washington, D.C.		20037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 595-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 22, 2016, Easterly Government Properties, Inc. (together with its consolidated subsidiaries, the “Company”) completed the previously announced acquisition of a portfolio of four U.S. Government-leased properties (the “Government Properties Portfolio”) from an unaffiliated third party.  The Company completed the acquisition of three of the four properties on July 1, 2016 and completed the acquisition of the fourth property on November 22, 2016.

The acquisition of the Government Properties Portfolio was originally reported on a Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission on November 29, 2016 (the “Original Report”). This amendment to the Original Report is being filed to provide the historical financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were not included in the Original Report as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.  This Current Report on Form 8-K/A should be read in conjunction with the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
The following financial statements for the Government Properties Portfolio are attached hereto as Exhibit 99.1 and incorporated by reference herein:
Independent Auditor's Report
Government Properties Portfolio - Combined Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2016 (unaudited) and the Year Ended December 31, 2015
Notes to the Combined Statements of Revenues and Certain Expenses

(b)	Pro Forma Financial Information.
The following pro forma financial information for the Company are attached hereto as Exhibit 99.2 and incorporated by reference herein:
Introduction to the Unaudited Pro Forma Consolidated Financial Statements
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2016
Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2016
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2015
Notes to the Unaudited Pro Forma Consolidated Financial Statements

(d)	Exhibits.

Exhibit	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Financial Statements of Government Properties Portfolio

99.2	Unaudited Pro Forma Consolidated Financial Statements of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERLY GOVERNMENT PROPERTIES, INC.

By:	/s/ William C. Trimble, III
Name:	William C. Trimble, III
Title:	Chief Executive Officer and President

Date: December 27, 2016

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Financial Statements of Government Properties Portfolio

99.2	Unaudited Pro Forma Consolidated Financial Statements of the Company

4